RC: 0000383                         Date: 10/25/95    Acct. No. First Union
 $24,414.00
------------------
CREDITOR:     FIRST UNION NATIONAL BANK OF FLORIDA,
              2494 ENTERPRISE RD
              ORANGE CITY, FL 32763

BORROWER(S):  B&B SEPTIC & ENVIROMENTAL SERVICES, INC.
              B&B SEPTIC SERVICES, INC.
              1585 KEPLER RD
              DELAND, FL 32721


FOR VALUE RECEIVED, I the Borrower (which means everyone who signs below as borrower, jointly and severally), promise to pay FIRST UNION NATIONAL BANK OF FLORIDA, or order, the principal amount of this loan as stated above (the Amount Financed, plus the prepaid finance charge, if any, as disclosed in the itemization of Amount Financed), together with interest from the date of this Note on the unpaid principal balance at the interest rate for a fixed or variable rate loan disclosed below until fully paid. "I," "me," and "my" refer to Borrower(s) while "you" and "your" refer to FIRST UNION NATIONAL BANK OF FLORIDA.




     If indicated, this is a fixed rate loan and my Interest Rate is
----                                                                 -----------
     If indicated, this is a variable rate loan and my initial
     Interest Rate is 10.75% which is tied to the Wall Street
 X   Journal (WSJ) "Prime Rate."
----
     The initial Interest Rate is computed as follows:
     Prime Rate of 8.75% plus 2.00 Percentage Points.

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ANNUAL PERCENTAGE RATE
The cost of my credit as a yearly rate.          11.36%

FINANCE CHARGE
The dollar amount the credit will cost me.   $6,598.20

Amount Financed. The amount of credit
provided to me or on my behalf.             $24,114.00

Total of Payments. The amount I will have
paid after I have made all payments
as scheduled.                               $30,712.20
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I have the right to receive at this time an itemization of the Amount Financed:
(       ) I want an itemization.     (/s/ MER) I do not want an itemization.
 -------                              -------
(initials)                           (initials)
My payment schedule will be:
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No. of Payments    Payment Amount   Frequency     Due Date
--------------------------------------------------------------------------------
     61             $602.20          MONTHLY      12/15/95

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No. of Payments    Payment Amount   Frequency     Due Date
--------------------------------------------------------------------------------


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VARIABLE RATE.
If my loan, as indicated above, has a variable rate, my interest rate may increase during the term of my loan based on movement of the WSJ Prime Rate. My interest rate will not increase more than once each month and not more than 6 percentage points during the term of my loan to a maximum of 18%. If my loan is secured by a principal dwelling for a term greater than one year, disclosures about the variable rate have been provided to me earlier.


     If indicated, my loan has multiple payments for a term of more than ---- 60 months. Any increase in my interest rate will increase the number of payments and may increase the payment amounts. If my loan were for $10,000 for 144 months at 12% and the interest rate increased to 12.50% in three months, my regular payment would increase by $7.30 beginning with my Sixty-First payment.

 X   If indicated, my loan has multiple payments for a term of 60 months or
---- less. Any increase in my interest rate will increase the number of payments. If my loan were for $10,000 for 60 months at 12% and the interest rate increased to 12.50% in three months, I would have to make one additional payment of $196.56.

     If indicated, my loan has a single payment. Any increase in my interest ---- rate will increase the amount due at maturity. If my loan were for
     $10,000 at 12% for 90 days, and my interest rate increased to 12.25% in 20 days, then my final payment would increase by $4.80.

     Security. I am giving a security interest in:

     the goods or property being purchased.         X   other (describe):
----                                              ----
                                                  74 INTERNATIONAL TRK

     Collateral securing other loans with you may also secure this loan, except my principal dwelling or household goods.

     FILING FEES.   $28.25   PREPAYMENT. If I pay off early, I may have to pay
                  ---------              a penalty, and I will not be entitled
                                         to a refund of any part of the prepaid
                                         finance charge.

     LATE CHARGES. If you receive any payment 10 days or more after the due date, I agree to pay you a late charge of 5% of my payment.
     ASSUMPTION. If this loan is for the purchase of property used as my principal dwelling, someone buying my principal dwelling cannot assume the remainder of my loan on the original terms.

     I may see my contract documents for any additional information about nonpayment, default, any required repayment in full before the scheduled due date, and prepayment refunds and penalties.
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                             INSURANCE DISCLOSURES
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     I understand that credit life and credit disability insurance are not required to get this loan. If I want any of these insurance coverages, I must be sure that the insurance coverage I want is indicated, that the amount of the premium is filled in, and that I have signed below. If I request credit life insurance or credit disability insurance, I have the right to rescind the insurance policy or certificate of insurance by giving written notice to the insurance company within 15 days from the date I received the policy or certificate. The term and/or amount of any insurance I request is as follows:

                                                           TERM          LIFE                DISABILITY
INSURED             TYPE                   PREMIUM       IN MOS.       COVERAGE            MONTHLY BENEFIT
#1        $2


----      ----      Credit Life            --------      -------       ---------


                                                                       Credit disability
                                                                       is limited to a
                                                                       maximum of 60
----                Credit Disability      --------      -------       monthly benefits.    ---------------

If this loan is secured, I may obtain property insurance from anyone I choose who is acceptable to you.

I request coverage(s) checked for the premiums shown above

     ------------------------------------------------------------------------
           Signature of insured #1 (Life only or Life and Disability)

I request coverage(s) checked for the premiums shown above.

     ------------------------------------------------------------------------
                      Signature of Insured #2 (Life only)
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                              PROPERTY AS SECURITY
     To secure payment of this Note I grant you a security interest in the collateral described below, or in the Mortgage as indicated by the date below or on Schedule A, plus all additions, replacements or to, and proceeds of the collateral. This collateral will secure any other loans with you, now or in the future unless the collateral is used as a principal dwelling or household goods. Any additional collateral is based on the attached Schedule A.
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     1974 INTERNATIONAL PUMP TRUCK      SER# A5055CGB16975

                                        /s/ Michael E. Ricks
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NOTICE: SEE OTHER SIDE FOR IMPORTANT INFORMATION. The reverse side has an arbitration provision that limits my or a Guarantor's rights to a trial in a court of law. Each Borrower acknowledges receipt of a copy of this Note, fully completed prior to signing, and further acknowledges that this is a sealed instrument. The terms and conditions printed on the reverse side are part of this Note.